Exhibit 99.1

SYNNEX Corporation Reports First Quarter Fiscal 2020 Results

Fremont, Calif., - March 24, 2020 - SYNNEX Corporation (NYSE: SNX), a leading business process services company, today announced financial results for the fiscal first quarter ended February 29, 2020.

	Q1 FY20	Q1 FY19	Net change
Revenue ($M)	$5,264	$5,249	0.3%
Operating income ($M)	$188.7	$162.0	16.5%
Non-GAAP operating income ($M)(1)	$250.9	$242.7	3.4%
Operating margin	3.58%	3.09%	49 bps
Non-GAAP operating margin(1)	4.77%	4.62%	15 bps
Net income ($M)	$122.6	$87.1	40.7%
Non-GAAP net income ($M)(1)	$169.3	$145.9	16.0%
Diluted earnings per common share ("EPS")	$2.36	$1.69	39.6%
Non-GAAP Diluted EPS(1)	$3.26	$2.84	14.8%

“While we are pleased with our Q1 results and the strong execution by Technology Solutions and Concentrix, the well-being of our associates and the greater community around the world are top of mind,” said Dennis Polk, SYNNEX President and CEO. “We are in an unchartered territory, as the COVID-19 health emergency has impacted nearly every industry and supply chain we support. Our focus is on supporting the critical needs of our associates, partners and customers.”

Second Quarter Fiscal 2020 Outlook

Due to the highly fluid, unprecedented and unpredictable current environment, SYNNEX will not be providing financial guidance for the second quarter of fiscal 2020. More information on the SYNNEX business will be provided during its conference call today.

“I am confident in our abilities to navigate the most challenging of times. Our teams have proven to be extraordinary in their efforts to date and our leadership team can’t thank them enough,” said Dennis Polk, SYNNEX President and CEO. “Our underlying business model remains strong and resilient; we expect to leverage our speed and agility to tackle what’s ahead.”

Dividend Announcement

Given the unpredictable current environment, the SYNNEX Board of Directors has suspended its quarterly cash dividend, effective immediately.

“Given the significant and sudden shock to the worldwide economies, we believe our capital is best utilized over the near term to support our business, associates, customers and partners,” said Marshall Witt, SYNNEX CFO.

Conference Call and Webcast

SYNNEX Q1 FY20 Earnings Call

Tuesday, March 24, 2020
2:00 PM (PT) / 5:00 PM (ET)
Conference ID 4599021
Live call (866) 393-4306 or (763) 488-9145 (Int'l)

Live audio webcast of the earnings call will be accessible at http://ir.synnex.com, and a replay of the webcast will be available following the call.

About SYNNEX

SYNNEX Corporation (NYSE: SNX) is a Fortune 200 corporation and a leading business process services company, providing a comprehensive range of distribution, logistics and integration services for the technology industry and providing outsourced services focused on customer engagement to a broad range of enterprises.  SYNNEX distributes a broad range of information technology systems and products, and also provides systems design and integration solutions. Founded in 1980, SYNNEX Corporation operates in numerous countries throughout North and South America, Asia-Pacific and Europe. Additional information about SYNNEX may be found online at synnex.com.

About Concentrix

Concentrix, a wholly-owned subsidiary of SYNNEX Corporation (NYSE: SNX), is a technology-enabled global business services company specializing in customer engagement and improving business performance for some of the world’s best brands. Every day, from more than 40 countries and across 6 continents, our staff delivers next generation customer experience and helps companies better connect with their customers. We create better business outcomes and help differentiate our clients through technology, design, data, process, and people. Concentrix provides services to clients in five primary industry verticals: technology and consumer electronics; communications and media banking; retail, travel and ecommerce; banking, financial services and insurance; and healthcare. We are Different by Design. Visit concentrix.com to learn more.

(1)Use of Non-GAAP Financial Information

In addition to the financial results presented in accordance with GAAP, SYNNEX also uses adjusted selling, general and administrative expenses, non-GAAP operating income, non-GAAP operating margin, adjusted operating income before depreciation and amortization (“Adjusted OIBDA”), non-GAAP net income, and non-GAAP diluted earnings per share, which are non-GAAP financial measures that exclude acquisition-related and integration expenses, restructuring costs, the amortization of intangible assets and the related tax effects thereon. In fiscal year 2019, non-GAAP net income and non-GAAP diluted earnings per share also exclude gains upon the settlement of contingent consideration and a contingent gain related to the Westcon-Comstor Americas acquisition. In fiscal year 2018, non-GAAP net income and non-GAAP diluted earnings per share also exclude the impact of an adjustment relating to the enactment of the Tax Cuts and Jobs Act of 2017. This adjustment includes a transition tax on accumulated overseas profits and the remeasurement of deferred tax assets and liabilities to the new U.S. tax rate.

SYNNEX’ acquisition activities have resulted in the recognition of intangible assets which consist primarily of customer relationships, vendor lists and technology. Definite-lived intangible assets are amortized over their estimated useful lives and are tested for impairment when events indicate that the carrying value may not be recoverable. The amortization of intangible assets is reflected in the Company’s statements of operations within each segment. Although intangible assets contribute to the Company’s revenue generation, the amortization of intangible assets does not directly relate to the sale of the Company’s products and the services performed for the Company’s clients. Additionally, intangible asset amortization expense typically fluctuates based on the size and timing of the Company’s acquisition activity. Accordingly, the Company believes excluding the amortization of intangible assets, along with the other non-GAAP adjustments which neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, enhances the Company’s and investors’ ability to compare the Company’s past financial performance with its current performance and to analyze underlying business performance and trends. Intangible asset amortization excluded from the related non-GAAP financial measure represents the entire amount recorded within the Company’s GAAP financial statements, and the revenue generated by the associated intangible assets has not been excluded from the related non-GAAP financial measure. Intangible asset amortization is excluded from the related non-GAAP financial measure because the amortization, unlike the related revenue, is not affected by operations of any particular period unless an intangible asset becomes impaired or the estimated useful life of an intangible asset is revised.

Additionally, SYNNEX refers to revenue at constant currency or adjusting for the translation effect of foreign currencies so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of SYNNEX’ business performance. Financial results adjusted for currency are calculated by translating current period activity in the transaction currency using the comparable prior year periods’ currency conversion rate. Generally, when the dollar either strengthens or weakens against other currencies, revenue at constant currency rates or adjusting for currency will be higher or lower than revenue reported at actual exchange rates.

Trailing fiscal four quarters ROIC is defined as the last four quarters’ tax effected operating income divided by the average of the last five quarterly balances of borrowings (excluding book overdraft) and equity, net of cash and cash equivalents in the United States. Adjusted ROIC is calculated by excluding the tax effected impact of acquisition-related and integration expenses, restructuring costs and the amortization of intangibles from operating income and equity and the impact of the contingent consideration gain and a contingent gain and the U.S. tax reform adjustment on equity.

SYNNEX also uses free cash flow, which is cash flow from operating activities, reduced by purchases of property and equipment. SYNNEX uses free cash flow to conduct and evaluate its business because, although it is similar to cash flow from operations, SYNNEX believes it is a more conservative measure of cash flows since purchases of fixed assets are a necessary component of ongoing operations. Free cash flow reflects an additional way of viewing SYNNEX’ liquidity that, when viewed with its GAAP results, provides a more complete understanding of factors and trends affecting its cash flows. Free cash flow has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, free cash flow does not incorporate payments for business acquisitions. Therefore, SYNNEX believes it is important to view free cash flow as a complement to its entire consolidated statements of cash flows.

SYNNEX management uses non-GAAP financial measures internally to understand, manage and evaluate the business, to establish operational goals, and in some cases for measuring performance for compensation purposes. These non-GAAP measures are intended to provide investors with an understanding of SYNNEX’ operational results and trends that more readily enable investors to analyze SYNNEX’ base financial and operating performance and to facilitate period-to-period comparisons and analysis of operational trends, as well as for planning and forecasting in future periods. Management believes these non-GAAP financial measures are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. As these non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures, and should be read only in conjunction with SYNNEX’ consolidated financial statements prepared in accordance with GAAP. A reconciliation of SYNNEX’ GAAP to non-GAAP financial information is set forth in the supplemental information section at the end of this press release.

Safe Harbor Statement

Statements in this news release regarding SYNNEX Corporation that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may be identified by terms such as believe, foresee, expect, may, will, provide, could and should and the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the Company’s business model, including strategies, liquidity, investments, the Concentrix separation transaction, and objectives for future operations; the frequency and occurrence of dividend declarations; and the anticipated benefits of the non-GAAP financial measures.

The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, but are not limited to: the impact of COVID-19 or coronavirus, or other pandemics, and the impact of related governmental, individual and business responses, including the ability of our staff to travel to work, our ability to maintain adequate inventories, delivery capabilities, the impact on our customers and supply chain, and the impact on demand in general; general economic and market conditions; the ability to realize the anticipated benefits of the previously-announced separation of SYNNEX and Concentrix and the disruption such transaction might cause to our business; negative effects of the transaction announcement or the consummation of the proposed separation on the market price of the capital stock of SYNNEX; the unfavorable outcome of any legal proceedings that have been or may be instituted against us; the ability to retain key personnel; any weakness in information technology and consumer electronics spending; the loss or consolidation of one or more of our significant original equipment manufacturer, or OEM, suppliers or customers; market acceptance and product life of the products we assemble and distribute; competitive conditions in our industry and their impact on our margins; pricing, margin and other terms with our OEM suppliers; our ability to gain market share; variations in supplier-sponsored programs; changes in our costs and operating expenses; changes in foreign currency exchange rates; changes in tax laws; risks associated with our international operations; uncertainties and variability in demand by our reseller and integration customers; supply shortages or delays; any termination or reduction in our floor plan financing arrangements; credit exposure to our reseller customers and negative trends in their businesses; any future incidents of theft; and other risks and uncertainties detailed in our Form 10-K for the fiscal year ended November 30, 2019 and subsequent SEC filings. Statements included in this press release are based upon information known to SYNNEX Corporation as of the date of this release, and SYNNEX Corporation assumes no obligation to update information contained in this press release.

Copyright 2020 SYNNEX Corporation. All rights reserved. SYNNEX, the SYNNEX Logo, CONCENTRIX, and all other SYNNEX company, product and services names and slogans are trademarks or registered trademarks of SYNNEX Corporation. SYNNEX, the SYNNEX Logo, and CONCENTRIX Reg. U.S. Pat. & Tm. Off. DIFFERENT BY DESIGN is a trademark or registered trademark of Concentrix Corporation. Other names and marks are the property of their respective owners.

SYNNEX Corporation

Consolidated Balance Sheets

(currency and share amounts in thousands, except par value)

(Amounts may not add due to rounding)

(unaudited)

	February 29, 2020	November 30, 2019
ASSETS
Current assets:
Cash and cash equivalents	$296,193	$225,529
Accounts receivable, net	3,294,218	3,926,709
Receivable from vendors, net	302,599	368,505
Inventories	2,710,251	2,547,224
Other current assets	344,195	385,024
Total current assets	6,947,456	7,452,992
Property and equipment, net	575,772	569,899
Goodwill	2,249,323	2,254,402
Intangible assets, net	1,113,141	1,162,212
Deferred tax assets	112,857	97,539
Other assets	728,504	160,917
Total assets	$11,727,054	$11,697,960

LIABILITIES AND EQUITY
Current liabilities:
Borrowings, current	$423,611	$298,969
Accounts payable	2,589,888	3,149,443
Accrued compensation and benefits	328,256	402,771
Other accrued liabilities	834,615	723,716
Income taxes payable	50,782	32,223
Total current liabilities	4,227,152	4,607,122
Long-term borrowings	2,682,140	2,718,267
Other long-term liabilities	742,167	361,911
Deferred tax liabilities	219,908	222,210
Total liabilities	7,871,366	7,909,510
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000 shares authorized, 53,273 and 53,154 shares issued as of February 29, 2020 and November 30, 2019, respectively	53	53
Additional paid-in capital	1,558,173	1,545,421
Treasury stock, 2417 and 2,399 shares as of February 29, 2020 and November 30, 2019, respectively	(175,107)	(172,627)
Accumulated other comprehensive income (loss)	(253,957)	(209,077)
Retained earnings	2,726,525	2,624,680
Total stockholders' equity	3,855,688	3,788,450
Total liabilities and equity	$11,727,054	$11,697,960

SYNNEX Corporation

Consolidated Statements of Operations

(currency and share amounts in thousands, except per share amounts)

(Amounts may not add due to rounding)

(unaudited)

	Three Months Ended
	February 29, 2020	February 28, 2019
Revenue:
Products	$4,081,024	$4,080,684
Services	1,183,173	1,168,769
Total revenue	5,264,198	5,249,453
Cost of revenue:
Products	(3,825,920)	(3,833,117)
Services	(739,934)	(737,415)
Gross profit	698,345	678,921
Selling, general and administrative expenses	(509,690)	(516,958)
Operating income	188,655	161,963
Interest expense and finance charges, net	(36,376)	(41,606)
Other income (expense), net	2,380	(695)
Income before income taxes	154,659	119,662
Provision for income taxes	(32,075)	(32,556)
Net income	$122,584	$87,106
Earnings per common share:
Basic	$2.38	$1.70
Diluted	$2.36	$1.69
Weighted-average common shares outstanding:
Basic	50,815	50,706
Diluted	51,232	50,927

SYNNEX Corporation

Segment Information

(currency in thousands)

(Amounts may not add due to rounding)

(unaudited)

	Three Months Ended
	February 29, 2020	February 28, 2019
Revenue:
Technology Solutions	$4,081,024	$4,080,684
Concentrix	1,188,619	1,173,271
Inter-segment elimination	(5,446)	(4,502)
Consolidated	$5,264,198	$5,249,453

Operating income:
Technology Solutions	$100,445	$101,372
Concentrix	88,211	60,591
Consolidated	$188,655	$161,963

SYNNEX Corporation

Reconciliation of GAAP to Non-GAAP financial measures

(currency in thousands)

(Amounts may not add due to rounding)

	Three Months Ended
	February 29, 2020	February 28, 2019
Revenue in constant currency
Consolidated
Revenue	$5,264,198	$5,249,453
Foreign currency translation	8,194
Revenue in constant currency	$5,272,392	$5,249,453

Technology Solutions
Revenue	$4,081,024	$4,080,684
Foreign currency translation	675
Revenue in constant currency	$4,081,699	$4,080,684

Concentrix
Revenue	$1,188,619	$1,173,271
Foreign currency translation	7,519
Revenue in constant currency	$1,196,138	$1,173,271

	Three Months Ended
	February 29, 2020	February 28, 2019
Selling, general and administrative expenses
Consolidated
GAAP selling, general and administrative expenses	$509,690	$516,958
Acquisition-related and integration expenses	15,070	27,849
Amortization of intangibles	46,871	52,457
Adjusted selling, general and administrative expenses	$447,749	$436,652

Technology Solutions
GAAP selling, general and administrative expenses	$154,660	$146,195
Acquisition-related and integration expenses	—	332
Amortization of intangibles	10,188	10,994
Adjusted selling, general and administrative expenses	$144,472	$134,869

Concentrix
GAAP selling, general and administrative expenses	$356,979	$372,718
Acquisition-related and integration expenses	15,070	27,517
Amortization of intangibles	36,683	41,463
Adjusted selling, general and administrative expenses	$305,226	$303,738

SYNNEX Corporation

Reconciliation of GAAP to Non-GAAP financial measures

(currency in thousands)

(Amounts may not add due to rounding)

(continued)

	Three Months Ended
	February 29, 2020	February 28, 2019
Operating income and Operating margin
Consolidated
Revenue	$5,264,198	$5,249,453

GAAP operating income	$188,655	$161,963
Acquisition-related and integration expenses	15,070	27,849
Amortization of intangibles	47,166	52,857
Non-GAAP operating income	$250,891	$242,669
Depreciation (excluding accelerated depreciation included in acquisition-related expenses above)	37,537	41,517
Adjusted OIBDA	$288,428	$284,186

GAAP operating margin	3.58%	3.09%
Non-GAAP operating margin	4.77%	4.62%

Technology Solutions
Segment revenue	$4,081,024	$4,080,684

GAAP operating income	$100,445	$101,372
Acquisition-related and integration expenses	—	332
Amortization of intangibles	10,188	10,994
Non-GAAP operating income	$110,633	$112,698
Depreciation	5,876	5,369
Adjusted OIBDA	$116,509	$118,067

GAAP operating margin	2.46%	2.48%
Non-GAAP operating margin	2.71%	2.76%

Concentrix
Segment revenue	$1,188,619	$1,173,271

GAAP operating income	$88,211	$60,591
Acquisition-related and integration expenses	15,070	27,517
Amortization of intangibles	36,978	41,863
Non-GAAP operating income	$140,259	$129,971
Depreciation (excluding accelerated depreciation included in acquisition-related expenses above)	31,661	36,148
Adjusted OIBDA	$171,920	$166,119

GAAP operating margin	7.42%	5.16%
Non-GAAP operating margin	11.80%	11.08%

SYNNEX Corporation

Reconciliation of GAAP to Non-GAAP financial measures

(currency and share amounts in thousands, except per share amounts)

(Amounts may not add due to rounding)

(continued)

	Three Months Ended
	February 29, 2020	February 28, 2019
Net income
Net income	$122,584	$87,106
Acquisition-related and integration expenses	15,352	27,849
Amortization of intangibles	47,166	52,857
Income taxes related to the above(1)	(15,851)	(21,960)
Non-GAAP net income	$169,251	$145,852

Diluted earnings per common share ("EPS")(2)
Net income	$122,584	$87,106
Less: net income allocated to participating securities	1,478	786
Net income attributable to common stockholders	121,106	86,320
Acquisition-related and integration expenses attributable to common stockholders	15,179	27,597
Amortization of intangibles attributable to common stockholders	46,635	52,379
Income taxes related to the above attributable to common stockholders(1)	(15,673)	(21,762)
Non-GAAP net income attributable to common stockholders	$167,248	$144,535

Weighted-average number of common shares - diluted:	51,232	50,927

Diluted EPS(2)	$2.36	$1.69
Acquisition-related and integration expenses	0.30	0.54
Amortization of intangibles	0.91	1.03
Income taxes related to the above(1)	(0.31)	(0.43)
Non-GAAP Diluted EPS	$3.26	$2.84

Free cash flow
Net cash provided by (used in) operating activities	$58,141	$(158,300)
Purchases of property and equipment	(51,900)	(28,800)
Free cash flow	$6,241	$(187,100)

(1)The tax effect of taxable and deductible non-GAAP adjustments was calculated using the effective year-to-date tax rate during the respective periods.

(2)Diluted EPS is calculated using the two-class method. Unvested restricted stock awards granted to employees are considered participating securities. For purposes of calculating Diluted EPS, Net income allocated to participating securities was approximately 1.2% and 0.9% of Net income for the three months ended February 29, 2020 and February 28, 2019, respectively.

SYNNEX Corporation

Calculation of Financial Metrics

(currency in thousands)

(Amounts may not add or compute due to rounding)

Return on Invested Capital ("ROIC")

	February 29, 2020	February 28, 2019
ROIC
Operating income (trailing fiscal four quarters)	$840,453	$600,703
Income taxes on operating income(1)	(206,891)	(150,238)
Operating income after taxes	$633,562	$450,465

Total borrowings, excluding book overdraft (last five quarters average)	$3,295,433	$2,480,909
Total equity (last five quarters average)	3,658,689	2,781,464
Less: U.S. cash and cash equivalents (last five quarters average)	(50,636)	(84,668)
Total invested capital	$6,903,486	$5,177,705

ROIC	9.2%	8.7%

Adjusted ROIC
Non-GAAP operating income (trailing fiscal four quarters)	$1,103,918	$822,358
Income taxes on Non-GAAP operating income(1)	(277,359)	(219,896)
Non-GAAP operating income after taxes	$826,559	$602,462

Total invested capital	$6,903,486	$5,177,705
Tax effected impact of cumulative non-GAAP adjustments (last five quarters average)	532,887	357,053
Total Non-GAAP invested capital	$7,436,373	$5,534,758

Adjusted ROIC	11.1%	10.9%

(1)Income taxes on GAAP operating income was calculated using the effective year-to-date tax rates during the respective periods. Income taxes on non-GAAP operating income was calculated by excluding the tax effect of taxable and deductible non-GAAP adjustments using the effective year-to-date tax rate during the respective periods. In fiscal year 2018, the effective tax rate for non-GAAP operating income excludes the impact of the transition tax on accumulated overseas profits and the remeasurement of deferred tax assets and liabilities to the new U.S. tax rate related to the enactment of the Tax Cuts and Jobs Act of 2017.

Debt to Adjusted OIBDA leverage ratio

		February 29, 2020	February 28, 2019
Total borrowings, excluding book overdraft	(a)	$3,103,945	$3,518,332
Trailing fiscal four quarters Adjusted OIBDA	(b)	$1,257,215	$942,906
Debt to Adjusted OIBDA leverage ratio	(c)=(a)/(b)	2.5	3.7

SYNNEX Corporation

Calculation of Financial Metrics

(currency in thousands)

(Amounts may not add or compute due to rounding)

(continued)

Cash Conversion Cycle

		Three Months Ended
		February 29, 2020	February 28, 2019
Days sales outstanding
Revenue (products and services)	(a)	$5,264,198	$5,249,453
Accounts receivable, net	(b)	3,294,218	3,167,301
Days sales outstanding	(c) = (b)/((a)/the number of days during the period)	57	54

Days inventory outstanding
Cost of revenue (products and services)	(d)	$4,565,854	$4,570,532
Inventories	(e)	2,710,251	2,430,392
Days inventory outstanding	(f) = (e)/((d)/the number of days during the period)	54	48

Days payable outstanding
Cost of revenue (products and services)	(g)	$4,565,854	$4,570,532
Accounts payable	(h)	2,589,888	2,187,706
Days payable outstanding	(i) = (h)/((g)/the number of days during the period)	52	43

Cash conversion cycle	(j) = (c)+(f)-(i)	59	59

Investor Contact:

Mary Lai

Investor Relations

SYNNEX Corporation

marylai@synnex.com

(510) 668-8436